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                                EXHIBIT 99(a)
                                -------------


                              VOTING AGREEMENT
                              ----------------


         This VOTING AGREEMENT (this "Agreement"), dated as of April 30, 2001, is made and entered into by and among the undersigned shareholder (hereinafter the "Shareholder"), ALLEGIANT BANCORP INC., a Missouri corporation ("Allegiant"), and, for the purposes of Section 2.1(b) and
Article IV only, SOUTHSIDE BANCSHARES CORP., a Missouri corporation
("Southside").

         WHEREAS, concurrently with the execution and delivery of this Agreement, Allegiant and Southside are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, for the merger of Allegiant with and into Southside (the "Merger"), upon the terms and subject to the conditions of the Merger Agreement.

         WHEREAS, as of the date hereof, the Shareholder is the Beneficial Owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of _________ shares of common stock, $1.00 par value per share, of Southside ("Southside Common Stock"); and

         WHEREAS, as a condition to the willingness of Allegiant to enter into the Merger Agreement, Allegiant has required that the Shareholder and Southside agree, and in order to induce Allegiant to enter into the Merger Agreement, the Shareholder and Southside have agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                 ARTICLE I.
                              VOTING OF SHARES

         1.1      Voting Agreement. The Shareholder hereby agrees: (a) to
                  ----------------
appear, or, to the extent he or she has the legal authority to do so, to cause the holder of record on the applicable record date (the "Record Holder") to appear, at any annual or special meeting of shareholders of Southside for the purpose of obtaining a quorum; (b) to vote, or, to the extent he or she has the legal authority to do so, to cause the Record Holder to vote, in person or by proxy, all of the shares of Southside Common Stock owned or hereafter acquired with respect to which the Shareholder has sole voting power (the "Shares") in favor of the Merger, the Merger Agreement (as in effect on the date hereof and as subsequently amended to the extent any such subsequent amendment would not have any material adverse effect on the Shareholder) and the transactions contemplated by the Merger Agreement; (c) to vote, or, to the extent he or she has the legal authority to do so, to cause the Record Holder to vote, the Shares against any action, proposal or agreement that could reasonably be expected to result in a breach in any material respect of any




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covenant, representation or warranty or any other obligation of Southside under the Merger Agreement, or which could reasonably be expected to result in any of the conditions to Southside's obligations under the Merger Agreement not being fulfilled; and (d) to vote, or, to the extent he or she has the legal authority to do so, to cause the Record Holder to vote, such Shares against: (i) any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, reorganization, recapitalization or liquidation involving Southside or any of its subsidiaries; or (ii) a sale or transfer of a material amount of the assets of Southside or any of its subsidiaries (each of the events described in clauses (i) and (ii) above as an "Alternative Transaction"). The Shareholder acknowledges receipt and review of a copy of the Merger Agreement. Notwithstanding any other provision of this Article I, the provisions of such Article I shall not prohibit or restrain the Shareholder from complying with his or her fiduciary obligations as a director or officer of Southside. The voting agreement set forth in this Article I shall not apply to any Shares for which the Shareholder exercises voting power solely in a fiduciary capacity (other than as a fiduciary of a personal trust for the benefit of the Shareholder or any relative of the Shareholder).

         1.2      No Ownership Interest. Nothing contained in this Agreement
                  ---------------------
shall be deemed to vest in Allegiant any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership, and economic benefits of and relating to the Shares shall remain and belong to the Shareholder, and Allegiant shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Southside or exercise any power or authority to direct the Shareholder in the voting of any of the Shares, except as otherwise expressly provided herein, or the performance of its duties or responsibilities as a shareholder of Southside.

         1.3      No Inconsistent Agreements. The Shareholder hereby covenants
                  --------------------------
and agrees that, except as contemplated by this Agreement and the Merger Agreement, the Shareholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to the Shares which is inconsistent with this Agreement.

                                 ARTICLE II.
                          RESTRICTIONS ON TRANSFER

         2.1      Transfer of Title.
                  -----------------

                  (a) To the extent the Shareholder has sole investment power over any or all Shares, the Shareholder hereby covenants and agrees that he or she shall not, before the termination of this Agreement, offer, agree or otherwise sell, assign, Allegiant, hypothecate, transfer, exchange, or dispose of any such Shares other than pursuant to the Merger, without the prior written consent of Allegiant.

                  (b) The Shareholder hereby agrees and consents to the entry of stop transfer instructions with Southside against the transfer of any Shares inconsistent with the terms of Section 2.1(a), and Southside hereby covenants and agrees to follow such instructions.



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                                ARTICLE III.
              REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

         The Shareholder hereby represents and warrants to Allegiant as follows:

         3.1      Authority Relative to This Agreement. The Shareholder is
                  ------------------------------------
competent to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Shareholder and, assuming the due authorization, execution and delivery by Allegiant and Southside, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms except that (i) the enforceability hereof may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereinafter in effect affecting creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

         3.2      No Conflict. The execution and delivery of this Agreement by
                  -----------
the Shareholder does not, and the performance of this Agreement by the Shareholder shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which the Shareholder or the Shares are bound or affected, except, in the case of each of the foregoing, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance of the Shareholder of his or her obligations under this Agreement.

                                 ARTICLE IV.
                                MISCELLANEOUS

         4.1      Termination. This Agreement shall terminate upon the earliest
                  -----------
to occur of (a) the termination of the Merger Agreement pursuant to the terms therein or (b) the Effective Time (as defined in the Merger Agreement).

         4.2      Enforcement of Agreement. The parties hereto agree that
                  ------------------------
irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specified terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specific performance of the terms and provisions hereof in addition to any other remedy to which they are entitled at law or in equity.

         4.3 Successors and Affiliates. This Agreement shall inure to the
             -------------------------
benefit of and shall be binding upon the parties hereto and their respective successor, heirs, legal representatives and assigns. If the Shareholder shall acquire sole voting power with respect to any additional Shares, such Shares shall be held subject to all of the terms and provisions of this Agreement. Without limiting the foregoing, the Shareholder specifically agrees that the obligations of the Shareholder



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hereunder shall not be terminated by operation of law, whether by death or incapacity of the Shareholder, or otherwise.

         4.4      Entire Agreement. This Agreement constitutes the entire
                  ----------------
agreement among Allegiant, Southside and the Shareholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among Allegiant, Southside and the Shareholder with respect to the subject matter hereof.

         4.5      Captions and Counterparts. The captions in this Agreement are
                  -------------------------
for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in several counterparts, each of which shall constitute one and the same instrument.

         4.6      Amendment. This Agreement may not be amended except by an
                  ---------
instrument in writing signed by the parties hereto.

         4.7      Waivers. Except as provided in this Agreement, no action taken
                  -------
pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         4.8      Severability. Upon determination that any term or other
                  ------------
provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         4.9      Notices. All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to be duly received (a) on the date given if delivered personally or by cable, telegram, telex or facsimile or (b) on the date received if mailed by registered or certified mail (return receipt requested), to Allegiant and Southside at the address for each party as provided in the Merger Agreement and to the Shareholder at the address set forth next to his or her signature hereto (or at such other address for a party as shall be specified by like notice).

         4.10     Governing Law. This Agreement shall be governed by, and
                  -------------
construed in accordance with, the laws of the State of Missouri regardless of the laws that might otherwise govern under applicable principles of conflicts of law.


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         IN WITNESS WHEREOF, each of the parties hereto have caused this
Agreement to be duly executed on the date hereof.


                                        ----------------------------------------
                                        [Shareholder]

                                        Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------


                                        ALLEGIANT BANCORP INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        FOR THE PURPOSES OF SECTION 2.1(b) AND
                                        ARTICLE IV ONLY:

                                        SOUTHSIDE BANCSHARES CORP.

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------





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